Sector financial asset and liability	12 Months Ended
Dec. 31, 2020
Disclosure of Sector Financial Asset and Liability [Abstract]
Sector financial asset and liability

15.Sector financial asset and liability

Accounting policy

Sector financial assets and liabilities aim to offset the economic impacts on profit or loss of subsidiary Comgás, due to the difference between the cost of gas and the tax rates provided for by the administrative rulings issued by ARSESP, and those effectively provided for by the tariff, upon each tariff adjustment/review.

These differences between actual cost and cost considered in the tariff adjustments generate a right to the extent that the realized cost is higher than that per the tariff, or an obligation, when the costs are lower than those per the tariff. The differences are considered by ARSESP in the subsequent tariff adjustment, and are included in the Company's tariff adjustment index.

On June 10, 2020, ARSESP published Resolution No. 1010, which provides for the mechanism for updating the weighted average cost of gas and piped gas transportation tariffs and the mechanism for recovering the balance of the memorandum accounts, due to variations in the price of gas and its transport. This mechanism is intended to allow monthly calculation by segment of users further considering the recovery installments previously established and in the compensation process. As provided in such resolution, any balances in the memorandum accounts existing at the end of the concession period shall be indemnified to subsidiary Comgás or returned to users within the period of 12 months before the end of the concession period. The balance consists of: (i) the previous cycle (under amortization), which represents the balance approved by ARSESP already included in the tariff and (ii) the cycle being constituted, which includes the differences to be approved by ARSESP in the next tariff adjustment.

In addition, this resolution covered the balance contained in the current account of taxes, which accumulated amounts related to tax credits used by Comgás, but which essentially are part of the tariff composition and must be subsequently transferred in the tariff. With publication of this resolution, subsidiary Comgás understands that there is no longer significant uncertainty hindering recognition of sector financial assets and liabilities as amounts actually receivable or payable, respectively. Accordingly, as from June 10, 2020, it recognizes the sector financial assets and liabilities in its financial statements.

The changes in net sector financial asset (liability) for the year ended December 31, 2020 were as follows:

	Sectorial assets	Sectorial liabilities	Total
January 1, 2020	—	—	—
Cost of gas	201,346	—	201,346
Credits of taxes(i)	—	(565,911)	(565,911)
Interest	13,458	—	13,458
Other revenue	26,945	—	26,945
December 31, 2020	241,749	(565,911)	(324,162)

Current	241,749	(91,912)	149,837
Non-current	—	(473,999)	(473,999)

(i)      PIS and COFINS tax credits on certain operations.